Exhibit 99.1

                             SUBSCRIPTION AGREEMENT
                  FOR SERIES B PREFERRED STOCK AND COMMON STOCK



Jacobs Financial Group, Inc.
300 Summers Street
Suite 970
Charleston, West Virginia 25301

Gentlemen:

SECTION 1.        Subscription.
                  ------------

     1.1 Jacobs Financial Group, Inc., a Delaware corporation (the "Company"), is offering to you the opportunity to purchase shares of Series B Preferred Stock of the Company (the "Series B Shares"), together with Common Stock of the Company (the "Common Shares" and collectively with the Series B Shares, the "Securities").

     1.2 The undersigned (the "Subscriber") hereby subscribes for the purchase of the Securities as set forth on the signature page hereto (the "Purchased Securities"), for a price (the "Purchase Price") determined at the rate of $1000 for each Series B Share, with 1000 Common Shares (such subscription referred to herein as the "Subscription"). The Purchase Price shall be allocated between the Series B Shares and the Common Shares acquired by this Subscription as specified by the Company on the signature page to this Agreement.

     1.3 The Subscriber shall fully complete this Agreement, including Appendices A and B attached hereto. Upon the execution hereof, the Subscriber shall deliver to the Company (i) two executed copies of this Agreement, and (ii) the Purchase Price which shall be paid by a check payable to the order of the Jacobs Financial Group, Inc. or by wire transfer to the account specified by the Company.

     1.4 As soon as practicable after receipt of the foregoing items, the Company shall notify the Subscriber whether the Subscription has been accepted in whole or in part. If the Company accepts all or a portion of the Subscription, this Agreement shall become effective, and the Company shall promptly deliver to the Subscriber one fully-executed copy of this Agreement, countersigned by the Company, and cause the issuance to Subscriber of the Purchased Securities. If the Subscription is not accepted, the Purchase Price will be promptly refunded to Subscriber, without interest.

SECTION 2.        Representations and Warranties of the Company.
                  ---------------------------------------------

     The Company represents and warrants to the Subscriber that:

     2.1 This Agreement has been duly authorized, executed and delivered by the Company, and constitutes a legal, valid and binding obligation of the Company, enforceable in accordance with its terms.

     2.2 The Company has the power and authority to issue the Purchased Securities, and, when issued in accordance herewith, the Purchased Securities shall be fully paid and non-assessable.

SECTION 3.        Representations and Warranties of the Subscriber.
                  ------------------------------------------------

     The Subscriber represents and warrants to the Company that:

     3.1 This Agreement has been duly authorized, executed and delivered by the Subscriber, and constitutes a legal, valid and binding obligation of the Subscriber, enforceable in accordance with its terms.

     3.2 The Subscriber has received from the Company a copy of the Certificate of Designations of the Series B Shares and has had the opportunity to review such document with its counsel or other financial advisors.

     3.3 The Subscriber has knowledge and experience in financial and business matters sufficient to enable it to evaluate the merits and risks of an investment in the Purchased Securities.

     3.4 The Subscriber is acquiring the Purchased Securities hereunder for its own account, solely for investment and not with a view to the resale or distribution thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act").

     3.5 The Subscriber understands that its acquisition of the Purchased Securities is an illiquid and a long-term investment; and, without impairing its financial condition, it is able to hold the Purchased Securities for an indefinite period of time and would be able to suffer a complete loss of its investment without undue financial hardship.

     3.6 The Subscriber has had an opportunity to ask questions of and receive answers from the Company and its officers concerning the terms and conditions of the Purchased Securities and has had an opportunity to obtain additional information from the Company to the extent deemed necessary or advisable by the Subscriber in order to verify the accuracy of the information obtained. The Subscriber has, to the extent deemed necessary by the Subscriber, consulted with its own advisors (including the Subscriber's attorney, accountant or investment advisor) regarding the Subscriber's investment in the Purchased Securities and understands the significance and effect of its representations, warranties, acknowledgments and agreements set forth in this Agreement.

     3.7 The Subscriber has reviewed copies of the public filings of the Company, including those on Forms 10-KSB and 10-QSB. The Subscriber has, to the extent deemed necessary by the Subscriber, completed due diligence and an independent investigation concerning the Company and the terms and conditions of the sale of the Purchased Securities contemplated hereby.

     3.8 The Subscriber acknowledges that neither the Company, nor any of its officers, representatives or affiliates, nor any other person or entity, has made any representations or warranties with respect to the Company, its business or the Purchased Securities other than as set forth herein.

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

     3.9 The Subscriber understands that the Purchased Securities have not been registered under the Securities Act in reliance upon an exemption from the registration requirements of the Securities Act pursuant to Section 4(2) thereof, that the Purchased Securities have not been registered under applicable state securities laws, and that the Purchased Securities may not be sold or otherwise disposed of unless registered under the Securities Act and applicable state securities laws (the Company being under no obligation to so register such Purchased Securities) or exempted from registration. The Subscriber further understands that the exemption from registration afforded by Rule 144 promulgated under the Securities Act is not presently available with respect to the Purchased Securities.

     3.10 The Subscriber is an "Accredited Investor" as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act and has accurately completed Appendix A to this Agreement.

     3.11 The Subscriber acknowledges that neither the Company nor any person or entity acting on its behalf has offered to sell any of the Purchased Securities to the Subscriber by means of any form of general solicitation or advertising, including without limitation (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media, or broadcast over television or radio, and (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

SECTION 4.        General.
                  -------

     4.1 NOTICES. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered to the parties at the addresses set forth below or on Appendix B, as applicable, as same may be modified from time to time. Each such notice, request or other communication shall be effective (a) if given by facsimile or e-mail, when electronic confirmation that such facsimile or e-mail is received at the facsimile number or e-mail address set forth below or on Appendix B, as applicable, if such facsimile or e-mail is transmitted on a business day, and if not, then on the next business day thereafter, or (b) if given by mail, three
(3) days after mailed by registered or certified mail (return receipt requested) or (c) if given by express courier, on the day delivered by an express courier (with confirmation from recipient) to the following addresses:

     (a) if to the Company, to:

                           Jacobs Financial Group, Inc.
                           300 Summers Street, Suite 970
                           Charleston, West Virginia 25301
                           Attention: President
                           Facsimile No.: 304-342-9726
                           E-mail: __________________

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

     (b) if to the Subscriber, to its mailing address and facsimile number or e-mail address as shown on the Appendix B to this Agreement.

Notice of any change in any address or facsimile number shall also be given in the manner set forth above. Whenever the giving of notice is required, the giving of such notice may be waived by the party entitled to receive such notice.

     4.2 ENTIRE AGREEMENT. This Agreement contains the entire agreement between the parties hereto with respect to the purchase and sale of the Purchased Securities and supersedes all prior agreements or understandings among the parties related to such matters.

     4.3 BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     4.4 AMENDMENT AND MODIFICATION. This Agreement may be amended, modified, superseded, canceled, renewed or extended, and the terms or covenants hereof may be waived, only by a written instrument executed by all of the parties hereto or, in the case of a waiver, by the party waiving compliance. Except as otherwise specifically provided in this Agreement, no waiver by either party hereto of any breach by the other party hereto of any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of a similar or dissimilar provision or condition at the same or at any prior or subsequent time.

     4.5 GOVERNING LAW. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of West Virginia, without giving effect to the principles of conflicts of laws thereof.

     4.6 HEADINGS. Headings of the sections in this Agreement are intended solely for convenience, and no provision of this Agreement is to be construed by reference to the heading of any section.

     4.7   COUNTERPARTS.   This  Agreement  may  be  executed  in  one  or  more
counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same agreement.

     4.8 FEES AND EXPENSES. The Company, on the one hand, and the Subscriber, on the other hand, shall pay the respective fees and expenses incurred by them in connection with the transactions contemplated herein.

     4.9 SEVERABILITY. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms and provisions of this Agreement in any other jurisdiction.

     4.10 FURTHER ACTIONS. The parties hereto agree to execute such further instruments and to take such further actions as may reasonably be necessary to carry out the intent of this Agreement.

IN WITNESS WHEREOF, the Subscriber has executed this Subscription Agreement.


                                      NAME OF SUBSCRIBER:

                                      ______________________________


Purchase Price @ One Series B Share with 1000
Common Shares for $1000:                           $____________________________

Number of Series B Shares Acquired:                 _________________
Number of Common Shares Acquired:                   _________________
                                                    _________________

                                      Authorized Signature:

                                      _______________________________
                                      Name: _________________________
                                      Title: ________________________

                                      Date: _________________________


Agreed and Accepted
this __ day of ________, 200__:

JACOBS FINANCIAL GROUP, INC.
                                            Purchase Price Allocation
                                           (Based on Current Market Price of
                                            Common Shares):

By:      _______________________
Name:    John M. Jacobs                     Common Shares:  ___________
Title:   President                          Preferred Shares:  ___________








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

                                   APPENDIX A

                           ACCREDITED INVESTOR STATUS

Please mark the appropriate box next to each description applicable to you.

[___] A corporation or a partnership, not formed for the specific purpose of acquiring Securities, with total assets in excess of $5,000,000.

[___] A natural person whose individual net worth, or joint net worth with that person's spouse, exceeds $1,000,000.

[___] A natural person who had individual income in excess of $200,000 in each of the most recent two years, or joint income with that person's spouse in excess of $300,000 in each of the most recent two years and who has a reasonable expectation of reaching the same income level in the current year.

[___] A director or executive officer (as defined in Rule 501(f) of Regulation D promulgated under the Securities Act) of the Company.

[___] A bank (as defined in Section 3(a)(2) of the Securities Act) or a savings and loan association or other institution (as defined in Section 3(a)(5)(A) of the Securities Act) whether acting in its individual or fiduciary capacity.

[___] A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended.

[___] An insurance company (as defined in Section 2(13) of the Securities Act).

[___] An investment company registered under the Investment Company Act of 1940 (the "Investment Company Act") or a business development company (as defined in Section 2(a)(48) of the Investment Company Act).

[___] A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

[___] A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000.

[___] An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 ("ERISA") if (A) the investment decision is made by a plan fiduciary (as defined in Section 3(21) of ERISA) which is either a bank, savings and loan association, insurance company or registered investment advisor, or (B) the employee benefit plan has total assets in excess of $5,000,000, or (C) if the plan is a self-directed plan, its investment decisions are made solely by persons who are accredited investors.

[___] An individual retirement account the beneficiary of which is an accredited investor under the standards for natural persons set forth above (i.e. $1,000,000 net worth or $200,000 individual income or $300,000 joint income with spouse).

[___] A private business development company (as defined in Section 202(a)(22) of the Investment Advisers Act of 1940).

[___] A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring Securities, whose acquisition is directed by a person who, either alone or with his or her purchaser representative(s), has such knowledge and experience in financial business matters that such person is capable of evaluating the merits and risks of acquiring Securities.

[___] An organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, or a Massachusetts or similar business trust, not formed for the specific purpose of acquiring Securities, with total assets in excess of $5,000,000.

[___] An entity in which all of the equity owners meet the requirements of at least one of the above subparagraphs for accredited investors.

                                   APPENDIX B

GENERAL INFORMATION.  Please print or type the following  information about you:
-------------------

PART A. (TO BE COMPLETED BY NATURAL PERSONS)

Full Name:                 _________________________________________
Residence Address:         _____________________________________________________
                              Number            Street
                           _____________________________________________________
                              City                       State            Zip

Telephone Number: _____________    Facsimile Number: _________________

Email Address:    _____________________________________________________

Name of Employer: _____________________________________________________

Business Address and Telephone Number:      ___________________________________
                                            ___________________________________

Telephone Number: _____________    Facsimile Number: _________________

Social Security Number:    ______-_____-___________

PART B.  (TO BE COMPLETED BY ENTITIES)

Name:                      _____________________________________________________
Business Address:         _____________________________________________________
                              Number            Street
                           _____________________________________________________
                              City                       State            Zip

Telephone Number: _____________    Facsimile Number: _________________

Email Address:    _____________________________________________________

Name and Title of
Individual Executing Questionnaire:_________________________________________

Principal Business:                _________________________________________

State and Year of Organization:    _________________________________________

Tax Identification Number:         _________________________________________







                                      B-1